Almost Family, Inc.

NASDAQ: AFAM

Investor Presentation

September 2007

Forward Looking Statements

This presentation contains, and answers given to questions that may be asked today may constitute, forward-looking statements that are subject to a number of risks and uncertainties, many of which are outside our control.  All statements regarding our strategy, future operations, financial position, estimated revenues or losses, projected costs, prospects, plans and objectives, other than statements of historical fact, are forward-looking statements.  When used in this presentation or in answers given to questions asked today, the words “may,” “will,” “could,” “would,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,”
“project,” “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  You should not place undue reliance on forward-looking statements.  While we believe that we have a reasonable basis for each forward-looking statement that we make, we caution you that these statements are based on a combination of facts and factors currently known by us and projections of future events or conditions, about which we cannot be certain. A variety of factors could cause our actual results to differ materially from those expressed or implied by the forward-looking statements including but not limited to, the risk factors included under
“Risk Factors,” “Special Caution Regarding Forward-Looking Statements” and elsewhere in our Annual Report on Form 10K and other periodic filings filed with the Securities and Exchange Commission.  These cautionary statements qualify all of the forward-
looking statements.  In addition, market and industry statistics contained in this presentation are based on information available to us that we believe is accurate.  This information is generally based on publications that are not produced for purposes of securities offerings or economic analysis.

All forward-looking statements speak only as of the date of this presentation.  Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the factors that could cause actual results to differ materially, even if new information becomes available in the future.

Business Overview

William B. Yarmuth

Chairman, President and CEO

3

Home Health Care Spending

Source: CMS and Deutsche Bank

Home health care is a
$64.0 billion industry

Home nursing is the largest
segment in the home
health industry

In 2005, Medicare
spending for home nursing
totaled $17.9 billion while
Medicaid spending totaled
$15.5 billion

Home Health Industry Expenditures

($Billions)

7

A Compelling Market Opportunity

U.S. Population age 65 and over

(Millions)

Source: CMS

Aging U.S. population with higher incidence of chronic illness

Tie-in to Personal Care: “Dual Eligibles” Medicare/Medicaid are disproportionate users

Patient preference for home care and payor preference for cost-effective care settings

Incentives for hospitals to discharge patients earlier

Home Health Nursing Expenditures

($Billions)

$32.2

$34.2

$38.0

$42.7

$47.5

$53.4

$57.9

$62.7

$67.7

$72.7

8

Fragmented Home Health Market Creates
Opportunity

Source:  CMS, MedPAC, National Association for Home Care and Hospice

There are approximately 8,200
home health agencies in the U.S.

Approximately 7,000 agencies are
independently-owned operations

Almost Family’s acquisition criteria

Medicare-certified home health
agencies in geographically
complementary markets

Multi-site, free-standing
agencies or for-profit hospital-
based agencies

9

Investment Highlights

Highest quality
care

Disciplined,
decentralized
operating model

Ability to grow
through
acquisitions and
development

Experienced
management team

24

Management Team

Core Team Together for

Over

a Decade

Fresh Talent to Manage Growth

William Yarmuth

–

CEO

26 years as

AFAM

CEO

Founding s

hareholder

Phyllis

Montville

–

SVP VN Operations Florida

2 years

at AFAM

20+ years as senior operator of home health b

usinesses

Ste

ve

Guenthner

–

SVP and

CFO

15 years as

AFAM

CFO

9 years Big Six public a

ccounting

Mark Hunt

–

SVP Sales and

Marketing

3

years VP Sales VistaCare

22 years healthcare sales and marketing

Todd Lyles

–

SVP Administration

10 years as

AFAM

SVP

13 y

ears

h

ospital m

anagement

John Walker

–

VP and

CAO

Recent addition

27 years accounting and finance, CPA

Anne Liechty

–

SVP VN Operations North

18 years

at AFAM as senior operator of

different business s

egments

Cathy Newhouse

–

VP Clinical Programs and

Business Developm

ent

Recent addition

22

years

with Gentiva

David Pruitt

–

V

P PC Operations

10 years at AFAM

Leading regionally-focused provider of home
health services, based in Louisville, KY

Two home health operating segments:

Visiting Nurse provides skilled nursing
services primarily to Medicare
beneficiaries (72% of revenue)

Personal Care provides paraprofessional
services primarily to Medicaid
beneficiaries (28% of revenue)

69 locations concentrated in three regions,
spanning nine states

1H07 revenue of $65 million and EPS of
$0.65

Almost Family Overview

32

2

2

3

1

2

5

14

8

Almost Family Locations

Geographic
Focus:

Northeast

Midwest

Florida

Operating Segments

Visiting Nurse

Full range of home health nursing services, such as skilled nursing and physical, speech and occupational therapy, to patients in need of recuperative care

Lower cost alternative to other settings, such as long-term acute care hospitals, inpatient rehabilitation hospitals and skilled nursing facilities

Clinical care driven by physician-prescribed care plans, coordinated with patients and their families

94% of segment revenue derived from Medicare

Personal Care

Full range of services in patients' homes on an as-needed, hourly, or live-in basis

Services include personal care, medication management, meal
preparation, caregiver respite and homemaking

Alternative to skilled nursing facilities for long-term, custodial care

71% of segment revenue derived from Medicaid / Waiver

75% of Personal Care patients are eligible for Medicare

Locations

                             VN      PC

Florida                    26           6

Kentucky                                                 9           5

Connecticut             -           5

Ohio                           4           4

Illinois                                                       3            -

Missouri                   2            -

Alabama                                                 1           1

Indiana                     1            -

Massachusetts                                     1           1

Total                     47      22

Revenue Mix

We have a balanced
revenue mix between
payors, services and
geography

We continue to focus our
growth on expanding the
Visiting Nurse segment

Our organic Medicare
patient revenue growth rate
for 1H07 was 27%

Geography

Payor

($Millions)

$65.2

$75.1

$91.8

$42.0

$64.6

$46.7 (72%)

$24.5 (58%)

$55.2 (60%)

$39.7 (53%)

$31.7 (49%)

Visiting Nurse

$17.9 (28%)

$17.5 (42%)

$36.6 (40%)

$35.4 (47%)

$33.5 (51%)

Personal Care

Annual

First Half

Visiting Nurse Goals

Same-store sales growth through quality care and sales and marketing efforts

Mix of start-ups and acquisitions

Generally stay east of Mississippi River

Double size of segment in 3 to 5 years

Personal Care Goals

Diversify reimbursement and regulatory risk

Focus on same-store sales growth

Expand sites prudently – follow Visiting Nurse where it makes sense

Business Segment Goals

Ability to Grow through Acquisitions and
Development

69

66

48

39

35

Locations

22

47

21

45

21

27

20

19

15

20

Increase density of locations in existing states

Enter a state through acquisition, expand presence over time through start-ups and acquisitions (e.g., FL, OH, CT)

Seek to achieve economies of scale

Optimize managerial span of control

Geographic expansion in contiguous states

Evaluate on a state-by-state basis

Goal is to cover majority of state’s population

Ample current market opportunities in states east of
Mississippi River

Growth Strategy Overview

10

Entered in 1996 with startup
in Ft. Lauderdale

Currently operates 32
locations (26 VN)

Service territory covers 80%
of population

Seek to continue
densification

Proven, replicable model for
other targeted states

Case Study: Florida VN Development

13

VN Location

#

%

Branches

Year

Brchs

Rev $ in

(000's)

Rev

Growth

Start

Acq

Comb

2001

8

11,038

$

3

5

2002

8

12,203

$

10.6%

2003

8

13,583

$

11.3%

2004

12

16,272

$

19.8%

4

2005

14

20,362

$

25.1%

1

2

(1)

2006

25

29,089

$

42.9%

1

18

(8)

2007*

26

54,927

$

88.8%

1

* YTD June 2006 Annualized

Operating Model

Simple

Scalable

Management Information System

Provides easy management tools for clinical service managers

Allows senior management to efficiently keep a pulse on growing business

Focus on customer

Quality equals same store sales

Quality is more than clinical outcomes

Local Market Emphasis

Free local management to focus on growing business

The Almost Family Advantage - Simplicity

Financial Overview

C. Steven Guenthner

Senior Vice President and Chief Financial Officer

Financial Highlights

Strong track record of increasing patient
admissions

First Half results point to accelerated growth in
revenues and EBITDA

Pipeline of acquisition targets in contiguous states

Strong balance sheet with significant financial
flexibility

10,099

21,415

16,707

14,100

13,065

Admissions

Growing Admissions

16,267

19%

81%

18%

82%

15%

85%

88%

12%

13%

87%

9%

91%

Proven Financial Performance – Revenue

Continuing Operations

($Millions)

Proven Financial Performance – EPS

Continuing Operations

EPS

Based on diluted shares.

Location Economics

Typical location has $1.5 million in revenue and has approximately 20%
contribution margin, serving approximately 75 patients after maturing

Same store growth of 10% at mature locations

$250K - $300K investment required for start-up

We have made our last nine acquisitions at a median trailing EBITDA multiple of 4.5x

Target acquisition size: $5 to $25 million

Developing new locations to extend geographic and demographic reach

Costs are minimal; breakeven at 30 to 40 patients

Final Rule Issued (subject to final comment period and revision)

Base rate adjustment downward of 2.75% per year through 2011

Legal challenge filed by NAHC trade group

Revision of thresholds for therapy payments (6, 14 and 20)

Impact on operating results

More complex scoring formula

Several new questions impact reimbursement

Actual impact depends on patients seen in 2008

Depends also on Congressional actions

Impact on acquisition pipeline?

Should increase supply of sellers, good for well-situated buyers

Response: be bigger, more sophisticated, outperform the average agency (used by CMS to set rates)

Medicare Proposed Reimbursement
Changes for 2008

Capitalization – Strong Balance Sheet

($Millions)

As of

June 30, 2007

Cash and cash equivalents

0.4

$

Notes payable and capital leases

6.0

Revolving credit facility

7.3

Other liabilities

0.4

Total debt

14.1

$

Total stockholders' equity

28.6

Total capitalization

42.7

$

Investment Highlights

Highest quality
care

Disciplined,
decentralized
operating model

Ability to grow
through
acquisitions and
development

Experienced
management team

Almost Family, Inc.

NASDAQ: AFAM

Investor Presentation

September 2007